UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

CNL Healthcare Properties, Inc.

(Exact name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CNL Center at City Commons
450 South Orange Avenue
Orlando, Florida 32801
(Address of Principal Executive Offices, Including Zip Code)

(407) 650-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

CNL Healthcare Properties, Inc. (the “Company”) has been notified that on January 12, 2026 MacKenzie Capital Management, LP (“MacKenzie”) launched an unsolicited “mini-tender” offer to purchase up to 400,000 shares of the Company’s common stock, which is approximately 0.23% of the Company’s outstanding shares, at a price of $4.55 per share. The Company is not affiliated with MacKenzie or its offer.

After careful evaluation of the MacKenzie tender offer and in consultation with the Company’s management and outside advisors, the Board of Directors (the “Board”) of the Company unanimously determined to not make any recommendation and to remain neutral as to whether stockholders should tender shares in the MacKenzie offer.

On January 14, 2026, the Company published a letter to its stockholders on its website notifying them of the decision of the Board to not make any recommendation and to remain neutral regarding the MacKenzie offer. A copy of the letter is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The Company recognizes that due to the MacKenzie offer providing a set cash price versus receiving a portion of the consideration in the proposed transactions (the “Transactions”) with Sonida Senior Living, Inc. (“Sonida”), as set forth in the Agreement and Plan of Merger, dated November 4, 2025, between the Company, Sonida, CHP Merger Corp., SSL Sparti LLC and Sparti Merger Sub, Inc., in shares of Sonida stock which are subject to a change in value as well as due to the suspension of the Company’s stock redemption plan and the lack of a current trading market for the Company’s shares, stockholders may decide to accept the MacKenzie tender offer based on, among other things, their individual liquidity needs and financial situation. The Board is aware that shareholders must evaluate whether to tender their shares based on all the information available. In deciding, please keep in mind that the Board and the Company can provide no assurance with respect to expected closing of the Transactions or future distributions or the value of our shares, which can change periodically.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based on current expectations and may be identified by words such as believes, anticipates, expects, may, could and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the company’s ability to control or accurately predict, including the amount and timing of anticipated future distributions, estimated per share net asset value of the company’s stock and/or other matters. The company’s forward-looking statements are not guarantees of future performance. Shareholders and financial advisors should not place undue reliance on forward-looking statements. While the Company’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the transactions that may be instituted against the parties and others following announcement of the definitive transaction agreement; (3) the inability to consummate the transactions within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite shareholder approval, failure to obtain any required regulatory approvals or the failure to satisfy other conditions to completion of the Transactions; (4) risks that the proposed Transactions disrupt current plans and operations of the Company or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the transactions; (6) the amount of the costs, fees, expenses and charges related to the transactions; (7) the risk that the definitive transaction agreement may be terminated in circumstances requiring the Company to pay a termination fee; (8) the effect of the announcement of the Transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants and others with whom it does business; (9) the effect of the announcement of the Transactions the Company’s operating results and business generally; (10) the other risks and important factors contained and identified in the Company’s filings with the SEC, such as its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, as well as its subsequent reports on Form 10-K,

Form 10-Q or Form 8-K filed from time to time; and (11) the risks, uncertainties and factors set forth in the Registration Statement and under “Item. 1A. Risk Factors” in Sonida’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, filed with the SEC on March 17, 2025, and as such factors may be updated from time to time in Sonida’s other filings with the SEC, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

Additional Information about the Proposed Transactions and Where to Find It

This Current Report on Form 8-K does not constitute a solicitation of any vote or approval in connection with the transaction. In connection with the proposed transaction, Sonida has filed a registration statement on Form S-4 (File No. 333-292187) (“Registration Statement”), which was declared effective by the Securities and Exchange Commission (“SEC”) on Jan. 6, 2026, that will serve as a prospectus for the Parent Common Stock to be issued as consideration in the transaction and Sonida and the Company have each filed a joint proxy statement as a proxy statement of the Company for the solicitation of our stockholders in favor of the transactions, among other proposals, and of Sonida for the solicitation of Sonida’s stockholders in favor of the issuance of the share consideration (the “Joint Proxy Statement/Prospectus”) with the SEC. This communication is for informational purposes only, is neither an offer to purchase nor a solicitation of an offer to sell shares and is not a substitute for the Joint Proxy Statement/Prospectus or any other document that the Company may file with the SEC or send to its stockholders in connection with the Transactions. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/ PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SONIDA, THE PROPOSED TRANSACTION, THE PLAN OF DISSOLUTION, AND RELATED MATTERS. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE. The registration statement, the proxy statement/prospectus and other documents, when filed with the SEC, can be obtained free of charge through the website maintained by the SEC at sec.gov, at the Company’s website at cnlhealthcareproperties.com under the tab “Filings” and then “SEC Filings” and on Sonida’s investor relations website at investors.sonidaseniorliving.com under the tab “Financials” and “SEC Filings.”

Participants in the Solicitation

The Company and its directors and executive officers and Sonida and its directors and executive officers and other members of their respective management and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transactions and the issuance of shares of Sonida Common Stock. Information regarding the special interests of these directors, executive officers, management and employees in the proposed transactions are included in the joint proxy statement/prospectus referred to above and may be included in other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Transactions and the issuance of shares of Parent Common Stock. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, which was filed with the SEC on March 12, 2025, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding Sonida’s directors and executive officers is also included in Sonida’s proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025, and in Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership of Sonida’s officers and executive officers filed with the SEC and in other documents filed by Sonida with the SEC. The filed documents are available free of charge on the SEC’s website at sec.gov and from the Company and Sonida by contacting them as described above. Other information about the participants in the proxy solicitation is contained in the definitive joint proxy statement/prospectus.

Item 9.01	Exhibits.

(d) Exhibits.

99.1	Letter to Stockholders regarding the MacKenzie tender offer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2026	CNL HEALTHCARE PROPERTIES, INC.

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte Chief Financial Officer and Treasurer